Contact: LEEANN GEPHART, CHIEF CONSUMER BANKING OFFICER	First Citizens Community Bank
570-545-6005	15 S. Main Street
570-662-8512 (fax)	Mansfield, PA 16933

citizens financial services, inc. reports unaudited full year and fourth quarter 2023 financial results

MANSFIELD, PENNSYLVANIA—January 30, 2024 – Citizens Financial Services, Inc. (Nasdaq: CZFS), parent company of First Citizens Community Bank, released today its unaudited consolidated financial results for the three months and year ended December 31, 2023.

Highlights

•
During the fourth quarter of 2023, we continued to integrate the assets and employees acquired as part of the acquisition of HV Bancorp, Inc. (“HVB”) into the Company. We continue to be excited by the opportunities these markets and individuals represent for the Company. The acquisition of HVB in the first half of 2023 contributed significant growth to net interest income in the second half of 2023. Merger and acquisitions costs for 2023 total $9.3 million. The provision for credit losses on non-purchase credit deteriorated loans (the “NPC Provision”) was $4.6 million for 2023.

•
Net income was $17.8 million for 2023, which is $11.3 million, or 38.7% lower than 2022’s net income due to the one-time merger and acquisition costs and the NPC Provision.  The effective tax rate for 2023 was 17.2% compared to 18.1% in 2022.

•
Net income was $7.5 million for the three months ended December 31, 2023, which is 4.3% lower than the net income for 2022’s comparable period. The effective tax rate for the three months ended December 31, 2023 was 18.3% compared to 18.8% in the comparable period in 2022.

•	Net interest income before the provision for credit losses was $80.3 million for 2023, an increase of $8.1 million, or 11.3%, over 2022.

•
Return on average equity for the three months (annualized) and the year ended December 31, 2023 was 9.93% and 6.52% compared to 13.58% and 12.98% for the three months (annualized) and the year ended December 31, 2022, respectively. If the death benefits received from life insurance on a former employee, the one-time costs associated with the acquisition and the NPC Provision are excluded, the return on average equity for the year ended December 31, 2023  and 2022 would have been 10.52% and 13.11%, respectively (1).

•
Return on average tangible equity (non-GAAP) for the three months (annualized) and the year ended December 31, 2023 was 14.00% and 8.47% compared to 15.80% and 15.20% for the three months (annualized) and the year ended December 31, 2022, respectively. If the death benefits received from life insurance on a former employee, the one-time costs associated with the acquisition and the NPC Provision are excluded, the return on average tangible equity for 2023 and 2022 would have been 13.67% and 15.36%, respectively. (1)

•
Return on average assets for the three months (annualized) and the year ended December 31, 2023 was 1.00% and 0.66% compared to 1.34% and 1.29% for the three months (annualized) and the year ended December 31, 2022, respectively. If the death benefits received from life insurance on a former employee, the one-time costs associated with the acquisition and the NPC Provision are excluded, the return on average assets for 2023 and 2022 would have been 1.07% and 1.30%, respectively (1).

2023 Compared to 2022

•
For 2023, net income totaled $17,811,000 which compares to net income of $29,060,000 for 2022, a decrease of $11,249,000. Basic and diluted earnings per share of $4.06 for 2023 compares to $7.25 for 2022.  Return on equity 2023 and 2022 was 6.52% and 12.98%, while return on assets was 0.66% and 1.29%, respectively. If the death benefits received from life insurance on a former employee, the one-time costs associated with the acquisition and the NPC Provision are excluded, basic earnings per share, the annualized return on average equity and average assets for 2023 would be $6.56, 10.52% and 1.07%, respectively, compared to $7.32, 13.11% and 1.30%, respectively for 2022. (1)

•
Net interest income before the provision for credit loss for 2023 totaled $80,260,000 compared to $72,134,000 for 2022, resulting in an increase of $8,126,000, or 11.3%.  Average interest earning assets increased $382.4 million 2023 compared to 2022, primarily due to the HVB acquisition. Average loans increased $410.7 million while average investment securities increased $3.0 million. The yield on interest earning assets increased 1.14% to 5.07%, while the cost of interest-bearing liabilities increased 165 basis points to 2.34% due to the rise in market interest rates and competitive pressure. The tax effected net interest margin for 2023 was 3.21% compared to 3.41% for 2022.

•
The provision for credit losses for 2023 was $5,528,000 compared to $1,683,000 for 2022, an increase of $3,845,000.  As a result of the acquisition, the Company recorded a $4.6 million provision for credit losses for loans acquired that did not have any credit deterioration at the time of acquisition. Excluding the impact of the acquisition, the provision would have decreased $746,000 when comparing 2023 to 2022 with the decrease being attributable to lower loan growth in 2023 compared to 2022.

•
Total non-interest income was $11,605,000 for 2023, which is $1,867,000 more than the non-interest income of $9,738,000 for 2022. The primary driver was revenues associated with the HVB acquisition, which includes additional service charge revenue, earnings on bank owned life insurance and gains on loans sold. In addition to the earnings on bank owned life insurance obtained as part of the acquisition, the Company received $195,000 of death benefits upon the passing of a former employee.

•
Total non-interest expenses for 2023 totaled $64,822,000 compared to $44,694,000 for 2022, which is an increase of $20,128,000, or 45.0%. The primary driver of the increase is the merger and acquisition costs of completing the HVB acquisition that total $9,269,000 for 2023 compared to $292,000 for 2022. Merger and acquisitions costs for the merger with HVB include professional and consulting fees, printing, travel, contract termination payments and severance-related expenses. Salary and benefit costs increased $7,153,000 due to an additional 47.8 FTEs due to the acquisition, merit increases for 2023 as well as an increase in health insurance costs of $1,093,000. The increases in occupancy and furniture and fixtures was due to the acquisition and additional branches as part of it. Due to growth that occurred in 2022 and the acquisition, FDIC insurance expense increased $799,000.

•	The provision for income taxes decreased $2,731,000 when comparing 2023 to 2022 as a result of a decrease in income before income tax of $13,980,000 primarily due to the one-time merger costs.

Three Months Ended December 31, 2023 Compared to December 31, 2022

•
For the three months ended December 31, 2023, net income totaled $7,540,000 which compares to net income of $7,875,000 for the comparable period of 2022, a decrease of $335,000.  Basic and diluted earnings per share of $1.60 for the three months ended December 31, 2023 compares to $1.97 for the 2022 comparable period. Annualized return on equity for the three months ended December 31, 2023 and 2022 was 9.93% and 13.58%, while annualized return on assets was 1.00% and 1.34%, respectively. If the one-time costs associated with the acquisition are excluded, basic earnings per share, the annualized return on average equity and average assets for 2022 would have been $2.04, 14.08% and 1.39%, respectively. (1)

•
Net interest income before the provision for credit loss for the three months ended December 31, 2023 totaled $21,855,000 compared to $19,297,000 for the three months ended December 31, 2022, resulting in an increase of $2,558,000, or 13.3%. Average interest earning assets increased $556.2 million for the three months ended December 31, 2023 compared to the same period last year as a result of the HVB acquisition.  Average loans increased $572.7 million while average investment securities decreased $19.8 million. The tax effected net interest margin for the three months ended September 30, 2023 was 3.13% compared to 3.46% for the same period last year, which was impacted by the increase in the average cost on interest bearing liabilities of 172 basis points, to 2.89%.

•
The provision for credit losses for the three months ended December 31, 2023 was $200,000 compared to $258,000 for the three months ended December 31, 2022, a decrease of $58,000. The decrease in the provision is due to lower loan growth in the fourth quarter of 2023 compared to the same period in 2022.

•
Total non-interest income was $3,489,000 for the three months ended December 31, 2023, which is $1,178,000 more than for the comparable period last year.  The primary driver was the impact of the acquisition, which increased service charge revenue, gains on loans sold and earnings on bank owned life insurance. In addition, we recognized a gain on the equity security portfolio in the fourth quarter of 2023 due to market conditions compared to a loss in the comparable period of 2022.

•
Total non-interest expenses for the three months ended December 31, 2023 totaled $15,920,000 compared to $11,649,000 for the same period last year, which is an increase of $4,271,000. Salaries and benefits increased $2.5 million due to an increase in headcount of 85 FTEs as a result of the acquisition. The increases in occupancy and furniture and fixtures was due to the acquisition and additional branches as part of it. Due to the acquisition, FDIC insurance expense increased $239,000. Other expenses increased due to increases in the Delaware franchise tax, contributions, appraisal and credit bureau fees, and travel and entertainments costs associated with the southeast Pennsylvania and Delaware markets.

•
The provision for income taxes decreased $142,000 when comparing the three months ended December 31, 2023 to the same period in 2022 as a result of a decrease in income before income tax of $477,000.  The effective tax rate was 18.3% and 18.8% for the three months ended December 31, 2023 and 2022, respectively.

Balance Sheet and Other Information:
•
At December 31, 2023, total assets were $2.98 billion, compared to $2.33 billion at December 31, 2022. The loan to deposit ratio as of December 31, 2023 was 96.87% compared to 93.54% as of December 31, 2022.

•
Available for sale securities of $417.6 million at December 31, 2023 decreased $21.9 million from December 31, 2022. As part of the HVB acquisition, $79.2 million of available for sale securities were acquired, of which $76.1 million were sold prior to June 30, 2023.  The yield on the investment portfolio increased from 1.90% to 2.20% on a tax equivalent basis.

•
Net loans as of December 31, 2023 totaled $2.23 billion and increased $521.2 million from December 31, 2022 as a result of the acquisition. Excluding the acquisition, loans would have increased $44.0 million during 2023.

•
Non-performing loans totaled $12.7 million at December 31, 2023, which is an increase of $5.6 million compared to December 31, 2022. The majority of the increase is attributable to loans acquired as part of the HVB acquisition. At December 31, 2023, $3.2 million of loans acquired as part of the HVB acquisition are considered non-accrual. The remaining increase is attributable to one commercial relationship. Loans past due 30-89 days total $10.5 million as of December 31, 2023 compared to $3.3 million as of December 31, 2023. Of the $7.1 million increase, $6.6 million relate to loans acquired as part of the HVB acquisition.

•
The allowance for credit losses - loans totaled $21,153,000 at December 31, 2023 which is an increase of $2,601,000 from December 31, 2022 and is due to the acquisition and the implementation of the CECL accounting standard effective January 1, 2023. The impact of the acquisition was an increase of $6.3 million, of which $4.6 million was in provision with the remaining $1.7 million due to purchase credit deteriorated (“PCD”) loans. The impact of adopting CECL was a decrease of $3.3 million in the allowance for credit losses – loans.  Loan recoveries and charge-offs were $49,000 and $1,329,000, respectively, for 2023. Of the $1,329,000 charge-off, $1,104,000 was related to loans acquired as part of the acquisition that were fully reserved at the time of the acquisition. A majority of the remaining charge-off was also related to a loan acquired as part of the acquisition that filed for bankruptcy subsequent to the acquisition. A provision for credit losses – loans of $901,000 was recorded during 2023. The allowance as a percent of total loans was 0.94% as of December 31, 2023 and 1.08% as of December 31, 2022.

•
Deposits increased $477.3 million from December 31, 2022, to $2.32 billion at December 31, 2023, due to the acquisition, which increased deposits by $533.4 million. Excluding the acquisition, deposits decreased $56.1 million. With the rise in market interest rates, competition for deposits has increased. Additionally, we have numerous state and political organizations as customers who utilized funds during the first half of 2023 for various projects and bond payments. At December 31, 2023, the Bank estimates that balances held by customers in excess of the FDIC insurance limit ($250,000 per insured account) totaled $1.09 billion, or 46.7% of the Bank’s total deposits. Included in this balance are balances held through Intrafi, which provides customers with  FDIC insurance coverage by placing customer funds with insured banks within the Intrafi network, as well as deposits collateralized by securities (almost exclusively municipal deposits), which together total $512.8 million, or 22.1% of the Bank’s total deposits, as of December 31, 2023.

•
Stockholders’ equity totaled $279.7 million at December 31, 2023, compared to $200.1 million at December 31, 2022, an increase of $79.5 million. The increase was attributable to issuing 693,858 shares with a value of $60.1 million as part of the acquisition and net income for 2023 totaling $17.8 million, offset by net cash dividends for 2023 totaling $8.5 million, net treasury stock activity of $181,000 and an increase of $1.8 million attributable to the CECL adjustment made effective January 1, 2023. As a result of changes in market interest rates impacting the fair value of investment securities and swaps, accumulated other comprehensive loss decreased $8.2 million from December 31, 2022.

Dividend Declared

On December 5, 2023, the Board of Directors declared a cash dividend of $0.49 per share, which was paid on December 29, 2023 to shareholders of record at the close of business on December 15, 2023. The quarterly cash dividend is an increase of 3.1% over the regular cash dividend of $0.475 per share declared one year ago, as adjusted for the 1% stock dividend declared in June 2023.

Citizens Financial Services, Inc. has nearly 1,900 shareholders, the majority of whom reside in markets where its offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

(1) See reconciliation of GAAP and non-GAAP measures at the end of the press release

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The		As of or For The
	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Income and Performance Ratios
Net Income	$ 7,540	$ 7,875	$ 17,811	$ 29,060
Return on average assets (annualized)	1.00%	1.34%	0.66%	1.29%
Return on average equity (annualized)	9.93%	13.58%	6.52%	12.98%
Return on average tangible equity (annualized) (a)	14.00%	15.80%	8.47%	15.20%
Net interest margin (tax equivalent)(a)	3.13%	3.46%	3.21%	3.41%
Earnings per share - basic (b)	$ 1.60	$ 1.97	$ 4.06	$ 7.25
Earnings per share - diluted (b)	$ 1.60	$ 1.97	$ 4.06	$ 7.25
Cash dividends paid per share (b)	$ 0.490	$ 0.475	$ 1.941	$ 1.882
Number of shares used in computation - basic (b)	4,700,130	4,005,189	4,382,573	4,008,931
Number of shares used in computation - diluted (b)	4,700,131	4,005,304	4,382,573	4,008,931

Asset quality
Allowance for credit losses - loans	$ 21,153	$ 18,552
Non-performing assets	$ 13,177	$ 7,488
Allowance for credit losses - loans/total loans	0.94%	1.08%
Non-performing assets to total loans	0.59%	0.43%
Annualized net charge-offs to total loans	0.09%	0.00%	0.06%	0.03%

Equity
Book value per share (b)	$ 64.70	$ 58.17
Tangible Book value per share (a) (b)	$ 45.71	$ 50.03
Market Value (Last reported trade of month)	$ 64.72	$ 76.72
Common shares outstanding	4,706,994	3,971,209

Other
Average Full Time Equivalent Employees	395.3	310.0	357.7	309.9
Loan to Deposit Ratio	96.87%	93.54%
Trust assets under management	$ 167,894	$ 150,005
Brokerage assets under management	$ 329,446	$ 283,548

Balance Sheet Highlights	December 31,	December 31,
	2023	2022

Assets	$ 2,975,321	$ 2,333,393
Investment securities	419,539	441,714
Loans (net of unearned income)	2,248,836	1,724,999
Allowance for credit losses - loans	21,153	18,552
Deposits	2,321,481	1,844,208
Stockholders' Equity	279,666	200,147

(a) See reconcilation of GAAP and Non-GAAP measures at the end of the press release
(b) Prior period amounts were adjusted to reflect stock dividends.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31,	December 31,
(in thousands except share data)	2023	2022
ASSETS:
Cash and due from banks:
Noninterest-bearing	$ 37,733	$ 24,814
Interest-bearing	15,085	1,397
Total cash and cash equivalents	52,818	26,211

Interest bearing time deposits with other banks	4,070	6,055

Equity securities	1,938	2,208

Available-for-sale securities	417,601	439,506

Loans held for sale	9,379	725

Loans (net of allowance for credit losses - loans: $21,153 at December 31, 2023;
$18,552 at December 31, 2022)	2,227,683	1,706,447

Premises and equipment	21,384	17,619
Accrued interest receivable	11,043	7,332
Goodwill	85,758	31,376
Bank owned life insurance	49,897	39,355
Other intangibles	3,650	1,272
Fair value of derivative instruments - asset	13,687	16,599
Deferred tax asset	17,339	12,886
Other assets	59,074	25,802

TOTAL ASSETS	$ 2,975,321	$ 2,333,393

LIABILITIES:
Deposits:
Noninterest-bearing	$ 523,784	$ 396,260
Interest-bearing	1,797,697	1,447,948
Total deposits	2,321,481	1,844,208
Borrowed funds	322,036	257,278
Accrued interest payable	4,298	1,232
Fair value of derivative instruments - liability	7,922	9,726
Other liabilities	39,918	20,802
TOTAL LIABILITIES	2,695,655	2,133,246
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2023 or 2022	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at December 31, 2023, and 2022:
issued 5,160,754 at December 31, 2023 and 4,427,687 at December 31, 2022	5,161	4,428
Additional paid-in capital	143,233	80,911
Retained earnings	172,975	164,922
Accumulated other comprehensive loss	(24,911)	(33,141)
Treasury stock, at cost: 453,760 at December 31, 2023 and 456,478 shares
at December 31, 2022	(16,792)	(16,973)
TOTAL STOCKHOLDERS' EQUITY	279,666	200,147
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$ 2,975,321	$ 2,333,393

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended		Year Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2023	2022	2023	2022
INTEREST INCOME:
Interest and fees on loans	$ 35,637	$ 21,829	$ 116,075	$ 74,265
Interest-bearing deposits with banks	274	67	736	400
Investment securities:
Taxable	1,663	1,565	6,636	5,615
Nontaxable	535	624	2,264	2,454
Dividends	403	267	1,407	623
TOTAL INTEREST INCOME	38,512	24,352	127,118	83,357
INTEREST EXPENSE:
Deposits	12,180	2,847	31,699	7,316
Borrowed funds	4,477	2,208	15,159	3,907
TOTAL INTEREST EXPENSE	16,657	5,055	46,858	11,223
NET INTEREST INCOME	21,855	19,297	80,260	72,134
Provision for credit losses	200	258	937	1,683
Provision for credit losses - acquisition day 1 non-PCD	-	-	4,591	-
NET INTEREST INCOME AFTER
PROVISION FOR CREDIT LOSSES	21,655	19,039	74,732	70,451
NON-INTEREST INCOME:
Service charges	1,443	1,265	5,639	5,346
Trust	181	183	764	803
Brokerage and insurance	495	467	1,924	1,895
Gains on loans sold	778	17	1,452	258
Equity security gains (losses), net	79	(49)	(144)	(247)
Available for sale security losses, net	-	(8)	(51)	(14)
Earnings on bank owned life insurance	313	217	1,254	852
Other	200	219	767	845
TOTAL NON-INTEREST INCOME	3,489	2,311	11,605	9,738
NON-INTEREST EXPENSES:
Salaries and employee benefits	9,392	6,873	34,990	27,837
Occupancy	1,253	811	4,123	3,138
Furniture and equipment	254	149	822	565
Professional fees	688	320	1,962	1,641
FDIC insurance expense	475	236	1,475	676
Pennsylvania shares tax	(310)	(110)	583	907
Amortization of intangibles	154	36	373	156
Software expenses	510	377	1,784	1,446
ORE expenses (income)	40	142	166	17
Merger and acquisition expenses	-	292	9,269	292
Other	3,464	2,523	9,275	8,019
TOTAL NON-INTEREST EXPENSES	15,920	11,649	64,822	44,694
Income before provision for income taxes	9,224	9,701	21,515	35,495
Provision for income tax expense	1,684	1,826	3,704	6,435
NET INCOME	$ 7,540	$ 7,875	$ 17,811	$ 29,060

PER COMMON SHARE DATA:
Net Income - Basic	$ 1.60	$ 1.97	$ 4.06	$ 7.25
Net Income - Diluted	$ 1.60	$ 1.97	$ 4.06	$ 7.25
Cash Dividends Paid	$ 0.490	$ 0.475	$ 1.941	$ 1.882

Number of shares used in computation - basic	4,700,130	4,005,189	4,382,573	4,008,931
Number of shares used in computation - diluted	4,700,131	4,005,304	4,382,573	4,008,931

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME (LOSS) STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except per share data)		Three Months Ended,
	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,
	2023	2023	2023	2023	2022
Interest income	$ 38,512	$ 36,689	$ 26,810	$ 25,107	$ 24,352
Interest expense	16,657	14,285	8,889	7,027	5,055
Net interest income	21,855	22,404	17,921	18,080	19,297
Provision for credit losses	200	475	262	-	258
Provision for credit losses - acquisition day 1 non-PCD	-	-	4,591	-	-
Net interest income after provision for credit losses	21,655	21,929	13,068	18,080	19,039
Non-interest income	3,410	3,593	2,405	2,392	2,368
Investment securities gains (losses), net	79	69	(125)	(218)	(57)
Non-interest expenses	15,920	16,444	20,680	11,778	11,649
Income (loss) before provision for income taxes	9,224	9,147	(5,332)	8,476	9,701
Provision for income tax expense (benefit)	1,684	1,599	(1,188)	1,609	1,826
Net income (loss)	$ 7,540	$ 7,548	$ (4,144)	$ 6,867	$ 7,875
Earnings (Loss) Per Share Basic	$ 1.60	$ 1.61	$ (1.01)	$ 1.71	$ 1.97
Earnings (Loss) Per Share Diluted	$ 1.60	$ 1.61	$ (1.01)	$ 1.71	$ 1.97

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended December 31,
	2023			2022
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Interest-bearing deposits at banks	18,507	239	5.12	13,464	21	0.62
Interest bearing time deposits at banks	4,410	35	3.06	6,055	46	3.01
Investment securities:
Taxable	377,292	2,066	2.19	383,496	1,832	1.91
Tax-exempt (3)	108,353	678	2.50	122,031	791	2.59
Investment securities	485,645	2,744	2.26	505,527	2,623	2.08
Loans: (2)(3)(4)
Residential mortgage loans	358,735	5,120	5.66	207,644	2,584	4.94
Construction loans	197,420	3,653	7.34	84,424	1,085	5.10
Commercial Loans	1,208,249	19,482	6.40	929,394	12,347	5.27
Agricultural Loans	339,720	4,302	5.02	346,378	4,045	4.63
Loans to state & political subdivisions	56,710	562	3.93	59,470	536	3.58
Other loans	130,468	2,627	7.99	91,307	1,333	5.79
Loans, net of discount (2)(3)(4)	2,291,302	35,746	6.19	1,718,617	21,930	5.06
Total interest-earning assets	2,799,864	38,764	5.49	2,243,663	24,620	4.35
Cash and due from banks	11,215			6,873
Bank premises and equipment	21,446			17,547
Other assets	191,231			84,166
Total non-interest earning assets	223,892			108,586
Total assets	3,023,756			2,352,249
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	816,067	5,344	2.60	520,932	1,033	0.79
Savings accounts	312,575	417	0.53	324,746	161	0.20
Money market accounts	400,971	2,910	2.88	331,023	967	1.16
Certificates of deposit	401,932	3,509	3.46	279,025	686	0.98
Total interest-bearing deposits	1,931,545	12,180	2.50	1,455,726	2,847	0.78
Other borrowed funds	351,492	4,477	5.05	259,690	2,208	3.37
Total interest-bearing liabilities	2,283,037	16,657	2.89	1,715,416	5,055	1.17
Demand deposits	389,927			386,216
Other liabilities	46,888			18,595
Total non-interest-bearing liabilities	436,815			404,811
Stockholders' equity	303,904			232,022
Total liabilities & stockholders' equity	3,023,756			2,352,249
Net interest income		22,107			19,565
Net interest spread (5)			2.60%			3.18%
Net interest income as a percentage
of average interest-earning assets			3.13%			3.46%
Ratio of interest-earning assets
to interest-bearing liabilities			123%			131%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2023 and 2022. See reconciliation of GAAP and non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Year Ended December 31,
	2023			2022
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Interest-bearing deposits at banks	24,470	572	2.34	52,655	171	0.32
Interest bearing time deposits at banks	5,255	164	3.10	8,352	229	2.75
Investment securities:
Taxable	383,241	8,043	2.10	372,430	6,238	1.68
Tax-exempt (3)	112,806	2,866	2.54	120,592	3,106	2.58
Investment securities	496,047	10,909	2.20	493,022	9,344	1.90
Loans: (2)(3)(4)
Residential mortgage loans	290,971	15,918	5.47	204,063	9,712	4.76
Construction loans	135,315	9,485	7.01	73,214	3,298	4.50
Commercial Loans	1,081,488	64,561	5.97	854,460	41,155	4.82
Agricultural Loans	342,980	17,061	4.97	347,420	15,387	4.43
Loans to state & political subdivisions	59,308	2,299	3.88	56,004	1,863	3.33
Other loans	94,519	7,204	7.62	58,715	3,201	5.45
Loans, net of discount (2)(3)(4)	2,004,581	116,528	5.81	1,593,876	74,616	4.68
Total interest-earning assets	2,530,353	128,173	5.07	2,147,905	84,360	3.93
Cash and due from banks	9,341			6,708
Bank premises and equipment	19,871			17,287
Other assets	139,474			84,066
Total non-interest earning assets	168,686			108,061
Total assets	2,699,039			2,255,966
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	666,505	13,396	2.01	520,895	2,425	0.47
Savings accounts	318,299	1,314	0.41	323,939	421	0.13
Money market accounts	364,385	8,713	2.39	343,288	2,004	0.58
Certificates of deposit	328,553	8,276	2.52	299,110	2,466	0.82
Total interest-bearing deposits	1,677,742	31,699	1.89	1,487,232	7,316	0.49
Other borrowed funds	326,577	15,159	4.64	149,661	3,907	2.61
Total interest-bearing liabilities	2,004,319	46,858	2.34	1,636,893	11,223	0.69
Demand deposits	382,979			374,675
Other liabilities	38,419			20,443
Total non-interest-bearing liabilities	421,398			395,118
Stockholders' equity	273,322			223,955
Total liabilities & stockholders' equity	2,699,039			2,255,966
Net interest income		81,315			73,137
Net interest spread (5)			2.73%			3.24%
Net interest income as a percentage
of average interest-earning assets			3.21%			3.41%
Ratio of interest-earning assets
to interest-bearing liabilities			126%			131%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2023 and 2022. See reconciliation of GAAP and non-gaap measures at the end of the press release
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR CREDIT LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Real estate:
Residential	$ 359,990	$ 356,381	$ 358,025	$ 212,793	$ 210,213
Commercial	1,092,887	1,081,123	1,080,513	878,972	876,569
Agricultural	314,802	314,164	312,302	312,793	313,614
Construction	195,826	175,320	156,927	75,745	80,691
Consumer	61,316	115,753	42,701	87,101	86,650
Other commercial loans	136,168	120,347	120,288	64,133	63,222
Other agricultural loans	30,673	26,648	30,615	32,052	34,832
State & political subdivision loans	57,174	56,660	61,471	59,886	59,208
Total loans	2,248,836	2,246,396	2,162,842	1,723,475	1,724,999
Less: allowance for credit losses - loans	21,153	21,455	21,652	15,250	18,552
Net loans	$ 2,227,683	$ 2,224,941	$ 2,141,190	$ 1,708,225	$ 1,706,447

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$ 10,457	$ 5,960	$ 4,828	$ 1,336	$ 3,329

Non-accrual loans	$ 12,187	$ 13,139	$ 13,073	$ 10,404	$ 6,938
Loans past due 90 days or more and accruing	516	8	139	48	7
Non-performing loans	$ 12,703	$ 13,147	$ 13,212	$ 10,452	$ 6,945
OREO	474	474	426	428	543
Total Non-performing assets	$ 13,177	$ 13,621	$ 13,638	$ 10,880	$ 7,488

	Three Months Ended
Analysis of the Allowance for Credit Losses - Loans	December 31,	September 30,	June 30,	March 31,	December 31,
(In Thousands)	2023	2023	2023	2023	2022
Balance, beginning of period	$ 21,455	$ 21,652	$ 15,250	$ 18,552	$ 18,291
Impact of Adopting ASC 326	-	-	-	(3,300)	-
Charge-offs	(510)	(808)	(4)	(7)	(7)
Recoveries	8	10	26	5	10
Net (charge-offs) recoveries	(502)	(798)	22	(2)	3
PCD allowance for credit loss at acquisition	-	-	1,689	-	-
Provision for credit losses - loans	200	601	100	-	258
Provision for credit losses - acquisition day 1 non-PCD	-	-	4,591	-	-
Balance, end of period	$ 21,153	$ 21,455	$ 21,652	$ 15,250	$ 18,552

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)
(Dollars in thousands, except per share data)

	As of
	December 31,
	2023	2022
Tangible Equity
Stockholders Equity - GAAP	$ 279,666	$ 200,147
Accumulated other comprehensive loss	24,911	33,141
Intangible Assets	(89,408)	(32,648)
Tangible Equity - Non-GAAP	215,169	200,640
Shares outstanding adjusted for June 2023 stock Dividend	4,706,994	4,010,418
Tangible Book value per share - Non-GAAP	$ 45.71	$ 50.03

	As of
	December 31,
	2023	2022
Tangible Equity per share
Stockholders Equity per share - GAAP	$ 59.41	$ 49.91
Adjustments for accumulated other comprehensive loss	5.29	8.26
Book value per share	64.70	58.17
Adjustment for intangible assets	(18.99)	(8.14)
Tangible Book value per share - Non-GAAP	$ 45.71	$ 50.03

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Return on Average Tangible Equity
Average Stockholders Equity - GAAP	$ 267,232	$ 193,950	$ 241,124	$ 201,523
Average Accumulated Other Comprehensive Loss	36,672	38,072	32,198	22,432
Average Intangible Assets	(88,537)	(32,704)	(62,994)	(32,828)
Average Tangible Equity - Non-GAAP	215,367	199,318	210,328	191,127
Net Income - GAAP	$ 7,540	$ 7,875	$ 17,811	$ 29,060
Annualized Return on Average Tangible Equity Non-GAAP	14.00%	15.80%	8.47%	15.20%

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Return on Average Assets and Equity Excluding boli death benefits, merger and acquisition costs and provision for credit losses - acquisition day 1 non-PCD
Net Income - GAAP	$ 7,540	$ 7,875	$ 17,811	$ 29,060
Boli death benefits	-	-	(195)	-
After tax provision for credit losses - acquisition day 1 non-PCD	-	-	3,627	-
After tax merger and acquisition costs	-	292	7,513	292
Net Income excluding merger and acquisition costs - Non-GAAP	$ 7,540	$ 8,167	$ 28,756	$ 29,352
Average Assets	3,023,756	2,352,249	2,699,039	2,255,966
Annualized Return on Average stockholders equity, Excluding boli death benefits, merger and acquisition costs and provision for credit losses - acquisition day 1 non-PCD - Non-GAAP	1.00%	1.39%	1.07%	1.30%

Average Stockholders Equity - GAAP	$ 303,904	$ 232,022	$ 273,322	$ 223,955
Annualized Return on Average stockholders equity, Excluding boli death benefits, merger and acquisition costs and provision for credit losses - acquisition day 1 non-PCD - Non-GAAP	9.92%	14.08%	10.52%	13.11%

Average Tangible Equity - Non-GAAP	215,367	199,318	210,328	191,127
Annualized Return on Average Tangible Equity Excluding boli death benefits, merger and acquisition costs and provision for credit losses - acquisition day 1 non-PCD - Non-GAAP	14.00%	16.39%	13.67%	15.36%

Earnings per share, Excluding boli death benefits, merger and acquisition costs and provision for credit losses - acquisition day 1 non-PCD
Net Income - GAAP	$ 7,540	$ 7,875	$ 17,811	$ 29,060
Boli death benefits	-		(195)
After tax provision for credit losses - acquisition day 1 non-PCD	-	-	3,627	-
After tax merger and acquisition costs	-	292	7,513	292
Net income excluding one time items - Non-GAAP	$ 7,540	$ 8,167	$ 28,756	$ 29,352
Number of shares used in computation - basic	4,700,131	4,005,304	4,382,573	4,008,931
Earnings per share, excluding merger and acquisition costs and provision for credit losses - acquisition day 1 non-PCD - Non-GAAP	$ 1.60	$ 2.04	$ 6.56	$ 7.32

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
Reconciliation of net interest income on fully taxable equivalent basis	2023	2022	2023	2022
Total interest income	$ 38,512	$ 24,352	$ 127,118	$ 83,357
Total interest expense	16,657	5,055	46,858	11,223
Net interest income	21,855	19,297	80,260	72,134
Tax equivalent adjustment	252	268	1,055	1,003
Net interest income (fully taxable equivalent) - Non-GAAP	$ 22,107	$ 19,565	$ 81,315	$ 73,137